Weighted Average Number of Shares Diluted	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
Weighted Average Number of Shares Diluted	WEIGHTED AVERAGE NUMBER OF SHARES DILUTED:

(in millions)	2021	2022	2023
Weighted average number of shares (basic)	126.7	123.5	120.1
Dilutive effect of outstanding awards under SBC plans	—	0.1	0.2
Weighted average number of shares (diluted)	126.7	123.6	120.3
For 2023, we excluded nil stock options from the diluted weighted average number of shares calculation. For 2022 and 2021, we excluded 0.4 million and 0.3 million stock options, respectively, from the diluted weighted average number of shares calculation as they were out-of-the-money. References to shares in this note 22 are to our SVS and MVS taken collectively through the closing date of the August Secondary Offering, after which there were no MVS outstanding.